UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 23, 2015

American Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19672	04-2959321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 Jackson Road Devens, Massachusetts	01434
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 842-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 23, 2015, American Superconductor Corporation (the “Company”) announced preliminary financial results for the fourth quarter and full fiscal year ended March 31, 2015. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 24, 2015, at approximately 4:30 p.m. on March 24, 2015 (the “Effective Time”), the Company filed a Certificate of Amendment to the Company’s Restated Certificate (the “Amendment”) to effect a reverse stock split of the Company’s common stock at a ratio of 1-for-10 (the “Reverse Stock Split”) with the Secretary of State of the State of Delaware. The Amendment also decreased the number of authorized shares of the Company’s common stock from 150,000,000 shares to 75,000,000 shares, but did not change the par value of the Company’s common stock. The Reverse Stock Split became effective at the Effective Time, at which time every ten (10) shares of the Company’s issued common stock automatically combined into one issued share of the Company’s common stock.

The Company is updating the description of its capital stock that was contained in the registration statement on Form 8-A (File No. 000-19672) filed with the Securities and Exchange Commission on November 5, 1991, the Current Report on Form 8-K (File No. 000-19672) filed with the Securities and Exchange Commission on November 8, 2010, and the Current Report on Form 8-K (File No. 000-19672) filed with the Securities and Exchange Commission on April 13, 2012. To the extent the following description is inconsistent with prior filings, it modifies and supersedes those filings.

DESCRIPTION OF CAPITAL STOCK

The following description of our capital stock is intended as a summary only. This description is based upon, and is qualified by reference to, our certificate of incorporation, our by-laws and applicable provisions of Delaware corporation law.

Our authorized capital stock consists of 75,000,000 shares of common stock, $.01 par value per share.

Common Stock

Annual Meeting. Annual meetings of our stockholders are held on the date designated in accordance with our by-laws. Written notice must be mailed to each stockholder entitled to vote not less than ten nor more than 60 days before the date of the meeting. The presence in person or by proxy of the holders of a majority of our issued and outstanding shares entitled to vote at such meeting constitutes a quorum for the transaction of business at meetings of the stockholders. Except as may be otherwise provided by applicable law, our restated certificate of incorporation or our by-laws, all elections shall be decided by a plurality of the votes cast by stockholders entitled to vote in the election. All other matters shall be decided by a majority of the votes cast by stockholders entitled to vote thereon at a duly held meeting of stockholders at which a quorum is present.

Voting Rights. Each holder of common stock is entitled to one vote for each share of stock held on all matters to be voted upon by stockholders.

Dividends. The holders of common stock are entitled to receive dividends when and if declared by the board of directors out of legally available funds, subject to any preferential dividend rights of holders of any preferred stock then outstanding.

Liquidation and Dissolution. If we are liquidated or dissolved, the holders of the common stock will be entitled to share in our assets available for distribution to stockholders in proportion to the amount of common stock they own. The amount available for common stockholders is calculated after payment of creditors and of any preferential liquidation rights of any preferred stock then outstanding.

Other Rights. The holders of our common stock have no right to:

•	convert the stock into any other security;

•	have the stock redeemed;

•	purchase additional stock; or

•	maintain their proportionate ownership interest.

The common stock does not have cumulative voting rights. Holders of shares of our common stock are not required to make additional capital contributions.

Transfer Agent and Registrar. American Stock Transfer & Trust Company is the transfer agent and registrar for the common stock.

Provisions of Our By-laws and Delaware Law That May Have Anti-Takeover Effects

Special Meeting of Stockholders. Our by-laws provide that special meetings of the stockholders may be called for any purpose by our board of directors, the chairman of the board or directors or the president, but such special meetings may not be called by any other person or persons.

Advance Notice Procedures. Our by-laws contain advance notice procedures for stockholders to make nominations of candidates for election as directors or to bring other business before the annual meeting of stockholders. Our by-laws provide that a stockholder must notify us in writing of any stockholder nomination of a director or any business to be brought before an annual meeting by a stockholder not earlier than the 90th day and not later than the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, that if the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than the later of (x) the 90th day prior to the date of such meeting and (y) the 10th day following the day on which notice of such special meeting was mailed or the day on which public disclosure of the date of such annual meeting, whichever occurs first.

Delaware Business Combination Statute. We are subject to Section 203 of the General Corporation Law of the State of Delaware. Section 203 restricts some types of transactions and business combinations between a corporation and a 15% stockholder. A 15% stockholder is generally considered by Section 203 to be a person owning 15% or more of the corporation’s outstanding voting stock. Section 203 refers to a 15% stockholder as an “interested stockholder.” Section 203 restricts these transactions for a period of three years from the date the stockholder acquires 15% or more of our outstanding voting stock. With some exceptions, unless the transaction is approved by the board of directors and the holders of at least two-thirds of the outstanding voting stock of the corporation, Section 203 prohibits significant business transactions such as:

•	a merger with, disposition of significant assets to or receipt of disproportionate financial benefits by the interested stockholder, and

•	any other transaction that would increase the interested stockholder’s proportionate ownership of any class or series of our capital stock.

The shares held by the interested stockholder are not counted as outstanding when calculating the two-thirds of the outstanding voting stock needed for approval.

The prohibition against these transactions does not apply if:

•	prior to the time that any stockholder became an interested stockholder, the board of directors approved either the business combination or the transaction in which such stockholder acquired 15% or more of our outstanding voting stock, or

•	the interested stockholder owns at least 85% of our outstanding voting stock as a result of a transaction in which such stockholder acquired 15% or more of our outstanding voting stock. Shares held by persons who are both directors and officers or by some types of employee stock plans are not counted as outstanding when making this calculation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation, as amended (1)

3.2	Certificate of Amendment of Restated Certificate of Incorporation of American Superconductor Corporation, dated March 24, 2015 (2)

3.3	Amended and Restated By-laws, as amended (3)

99.1	Press release issued by American Superconductor Corporation on April 23, 2015 (furnished, not “filed,” for purposes of Section 18 of the Exchange Act).

(1)	Incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-3 filed with the Securities and Commission on September 13, 2013 (File No. 333-191153) and Exhibit 3.1 to Current Report on Form 8-K filed with the Securities and Commission on March 24, 2015
(2)	Incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K filed with the Securities and Commission on March 24, 2015
(3)	Incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-3 filed with the Securities and Commission on September 13, 2013 (File No. 333-191153)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: April 23, 2015	By:	/s/ Daniel P. McGahn
Daniel P. McGahn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation, as amended (1)

3.2	Certificate of Amendment of Restated Certificate of Incorporation of American Superconductor Corporation, dated March 24, 2015 (2)

3.3	Amended and Restated By-laws, as amended (3)

99.1	Press release issued by American Superconductor Corporation on April 23, 2015 (furnished, not “filed,” for purposes of Section 18 of the Exchange Act).

(1)	Incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-3 filed with the Securities and Commission on September 13, 2013 (File No. 333-191153)
(2)	Incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K filed with the Securities and Commission on March 24, 2015
(3)	Incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-3 filed with the Securities and Commission on September 13, 2013 (File No. 333-191153)